UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2021 (September 7, 2021)

WILLSCOT MOBILE MINI HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4646 E Van Buren St., Suite 400

Phoenix, AZ 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase common stock(1)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended Employment Agreements with Bradley Soultz and Timothy Boswell

On September 7, 2021, Bradley Soultz, the Chief Executive Officer of Willscot Mobile Mini Holdings Corp. (the “Company”), and Timothy Boswell, the Chief Financial Officer of the Company, entered into amendments to their respective existing employment agreements with the Company, each dated March 1, 2020 (such employment agreement with Bradley Soultz, the “Soultz Agreement”, such employment agreement with Timothy Boswell, the “Boswell Agreement”, collectively the “ Employment Agreements”), filed as Exhibit 10.1 and Exhibit 10.3, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2020.

The terms of the Soultz Agreement were amended to, among other things, (a) extend Mr. Soultz’s employment term through March 1, 2026, with automatic one-year renewals thereafter, (b) increase Mr. Soultz’s base salary from $850,000 per calendar year to $900,000 per calendar year, (c) increase Mr. Soultz’s annual target bonus opportunity from 125% of his base salary to 150% of his base salary, (d) increase the target grant value of Mr. Soultz’s annual equity award from $2,600,000 to $4,500,000, 70% of which shall be in the form of performance-based restricted stock units vesting over three years and 30% in the form of restricted stock units vesting over four years, (e) increase severance payments in the event of a termination without Cause or for Good Reason or following a Change in Control (each as defined in the Soultz Agreement) to include an amount equal to two times Mr. Soultz’s base salary and annual target bonus and (f) extend the non-compete period to twenty-four months. The changes to Mr. Soultz’s base salary and annual target bonus opportunity referred to herein were made by the Company in February 2021 following the annual review of Mr. Soultz’s employment arrangements by the Compensation Committee of the Board of Directors as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2020.

The foregoing description of the amended Soultz Agreement is qualified in its entirety by reference to the full text of the amended Soultz Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

The terms of the Boswell Agreement were amended to, among other things, (a) extend Mr. Boswell’s employment term through July 1, 2026, with automatic one-year renewals thereafter, (b) update Mr. Boswell’s title to President and Chief Financial Officer, (c) increase Mr. Boswell’s base salary from $460,000 per calendar year to $600,000 per calendar year, (d) increase Mr. Boswell’s annual target bonus opportunity from 71% of his base salary to 125% of his base salary, (e) increase the target grant value of Mr. Boswell’s annual equity award from $1,050,000 to $1,400,000, 60% of which shall be in the form of performance-based restricted stock units vesting over three years and 40% in the form of restricted stock units vesting over four years, (f) increase severance payments in a termination without Cause or with Good Reason (each as defined in the amended Boswell Agreement) to include an amount equal to 1.5 times Mr. Boswell’s base salary and annual target bonus, (g) increase severance payments in a qualifying termination following a Change in Control (as defined in the Boswell Agreement) to include an amount equal to two times Mr. Boswell’s base salary and annual target bonus and (h) amend the definition of “Good Reason” to require, under one definition, a “material and significant diminution in the Executive’s authority, business or other operational responsibilities or duties.” The changes to Mr. Boswell’s base salary, annual target bonus opportunity and annual equity award referred to herein were made by the Company in February 2021 following the annual review of Mr. Boswell’s employment arrangements by the Compensation Committee of the Board of Directors as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2020.

The foregoing description of the amended Boswell Agreement is qualified in its entirety by reference to the full text of the amended Boswell Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2, and incorporated herein by reference.

New Performance-Based Restricted Stock Unit Award Agreement

On September 7, 2021, the Company’s Board of Directors adopted a new form of performance-based restricted stock unit award agreement (the “RSU Agreement”) with respect to the granting of performance-based RSUs under the Company’s 2020 Incentive Award Plan. On September 7, 2021, the Company made grants of performance-based RSUs to Mr. Soultz and Mr. Boswell pursuant to the terms of their respective RSU Agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

Each RSU awarded under the RSU Agreement represents the right to receive one share of the Company’s common stock, par value $0.0001 per share. RSUs vest and become unrestricted on March 1, 2026 for Mr. Soultz and July 1, 2026 for Mr. Boswell. The number of RSUs that vest are determined based upon the achievement of specified share prices over a period of 60 consecutive trading days following the filing of third quarter results for each of 2022, 2023, 2024 and 2025. Mr. Soultz and Mr. Boswell will earn a corresponding number of RSUs upon the achievement of specified shares price thresholds, the first of which is $42.50 per share. The target share price threshold is $47.50, upon which share price achievement Mr. Soultz will be entitled to receive 312,632 RSUs and Mr. Boswell will be entitled to receive 243,158 RSUs. If all Performance Goals specified in the RSU Agreement are met during the Performance Period, Mr. Soultz will be entitled to receive a maximum of 750,000 RSUs and Mr. Boswell will be entitled to receive a maximum of 583,334 RSUs. Vesting is contingent upon the Executive’s continued employment through the vesting date, unless the Executive’s employment is terminated by reason of death or Disability, without Cause, for Good Reason, or in the event of a qualifying termination in connection with a Change in Control (each term as defined in the amended Employment Agreements).

The foregoing description of the RSU Agreement is qualified in its entirety by reference to the full text of the RSU Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Amended Employment Agreement with Bradley Soultz.
10.2	Amended Employment Agreement with Timothy Boswell.
10.3	Form of Performance-Based Restricted Stock Unit Award Agreement
10.4	Performance-Based Restricted Stock Unit Award Agreement, dated September 7, 2021, by and between the Company and Bradley Soultz
10.5	Performance-Based Restricted Stock Unit Award Agreement, dated September 7, 2021, by and between the Company and Timothy Boswell
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Willscot Mobile Mini Holdings Corp.

Dated: September 8, 2021	By:	/s/ Christopher J. Miner

Name: Christopher J. Miner
Title: Executive Vice President & Chief Legal Officer